UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

000-27205	56-2132396
(Commission File No.)	(IRS Employer Identification No.)

518 West C Street, Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Peoples Bancorp of North Carolina, Inc.

INDEX

Page

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 9.01. Financial Statements and Exhibits	3

Signatures	4

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In July 2024, Peoples Bancorp of North Carolina, Inc. (the “Company”) and its wholly-owned subsidiary, Peoples Bank (the “Bank”) announced the appointment of William D. Cable, Sr. as the incoming President and Chief Executive Officer of the Company and the Bank, effective September 19, 2024.

On September 19, 2024, Mr. Cable entered into an amended and restated employment agreement (the “Amended and Restated Employment Agreement”) in order to reflect his promotion and certain other changes to the scope, terms and conditions of his employment as a consequence of the promotion. Those changes include: increasing Mr. Cable’s base salary to $365,000; and establishing an annual incentive payment to be determined at the sole discretion of the Board of Directors of the Bank based on the performance of the Bank.  Also, on September 19, 2024, the Bank entered into amendments to existing salary continuation agreements with each of Mr. Cable and Jeffrey N. Hooper, Executive Vice President and Chief Financial Officer of the Company and the Bank, (the “SERP Amendments”). Pursuant to the SERP Amendments, the annual benefit payable to Mr. Cable upon his retirement and assuming he continues to be employed by the Bank until age 65 has been increased from $93,872 to $130,000, payable for 13 years. Thereafter, Mr. Cable will receive an annual benefit of $23,500 payable for the remainder of his life. The annual benefit payable to Mr. Hooper upon his retirement and assuming he continues to be employed by the Bank until age 65 has been increased from $45,000 to $75,000. Mr. Hooper’s benefit is payable for 13 years.

The foregoing descriptions of the Amended and Restated Employment Agreement and the SERP Amendments do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Employment Agreement and the SERP Amendments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 of this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

10.1	Amended and Restated Employment Agreement by and among Peoples Bancorp of North Carolina, Inc., Peoples Bank and William D. Cable, Sr., dated as of September 19, 2024.

10.2	Second Amendment To Amended and Restated Executive Salary Continuation Agreement by and between Peoples Bank and William D. Cable, Sr., dated as of September 19, 2024.

10.3	First Amendment To Executive Salary Continuation Agreement by and between Peoples Bank and Jeffrey N. Hooper, dated as of September 19, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: September 20, 2024	By:	/s/ Jeffrey N. Hooper
Jeffrey N. Hooper
Executive Vice President and Chief Financial Officer

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